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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12
IMMUNOGEN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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IMMUNOGEN, INC.

128 Sidney Street, Cambridge, MA 02139 TEL: (617) 995-2500    FAX: (617) 995-2510

October 12, 2004

Dear Shareholder:

        You are cordially invited to attend the 2004 Annual Meeting of Shareholders of ImmunoGen, Inc. (the "Company") to be held at 10:00 a.m., Boston time, on Tuesday, November 9, 2004 at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts.

        The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters that will be presented at the Annual Meeting. At the Annual Meeting, six members will be elected to the Board of Directors. The Company will also seek shareholder approval of a proposal to increase the aggregate shares for which stock options may be granted under the Company's Restated Option Plan from 7,350,000 to 8,550,000. The Board of Directors recommends the approval of these proposals, each of which is described in the enclosed proxy statement, which we encourage you to read carefully.

        We hope that you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card, or vote via the Internet or telephone, promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

Sincerely,

MITCHEL SAYARE President, Chief Executive Officer and Chairman of the Board

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY PROMPTLY.

IMMUNOGEN, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On November 9, 2004

To the Shareholders
of ImmunoGen, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ImmunoGen, Inc., a Massachusetts corporation (the "Company"), will be held at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts, on Tuesday, November 9, 2004 at 10:00 a.m., Boston time, for the following purposes:

  1.
  To fix the number of members of the Board of Directors at six and elect six members to the Board of Directors to hold office until the next annual meeting of Shareholders and until their successors are duly elected and qualified;

  2.
  To consider and act upon a proposal to increase from 7,350,000 shares to 8,550,000 shares the aggregate number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), for which stock options may be granted under the Company's Restated Stock Option Plan; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on September 17, 2004 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

        You are cordially invited to attend the Annual Meeting in person, if possible. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy and return it in the envelope enclosed for this purpose, or vote via the Internet or telephone, as soon as possible. Your Proxy is revocable at any time prior to the exercise thereof by written notice received by the Company, by delivery or transmission of a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

By order of the Board of Directors

JONATHAN L. KRAVETZ, ESQ. Clerk

October 12, 2004

IMMUNOGEN, INC.

128 Sidney Street
Cambridge, Massachusetts 02139
617-995-2500

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors" or "Board") of ImmunoGen, Inc., a Massachusetts corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders to be held at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts on Tuesday, November 9, 2004 at 10:00 a.m., Boston time, and at any adjournments thereof (the "Meeting").

        Where the shareholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted as follows:

  •
  FOR the election of the six nominees for Director named herein, and

  •
  FOR the proposal to increase from 7,350,000 shares to 8,550,000 shares the aggregate number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), for which stock options may be granted under the Company's Restated Stock Option Plan.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or submitting a duly executed proxy bearing a later date. Any shareholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting. Votes of shareholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the Meeting for purposes of determining whether a quorum exists. No appraisal rights exist for any action to be taken at the Meeting.

        Nominees for election as Directors at the Meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. Withholding authority to vote for a nominee for Director will have no effect on the outcome of the vote. For the proposal to increase from 7,350,000 shares to 8,550,000 shares the aggregate number of the shares of the Company's Common Stock for which stock options may be granted under the Company's Restated Stock Option Plan, the affirmative vote of the majority of shares of Common Stock present or represented by proxy and entitled to vote on the matter is necessary for approval. Because abstentions are treated as shares present or represented and entitled to vote, abstentions with respect to these proposals have the same effect as a vote against the proposal.

        If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the election of Directors, broker non-votes are not deemed to be present and represented and are not entitled to vote, and will have no effect on the outcome of the vote.

        The close of business on September 17, 2004 has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Meeting. As of the close of business on September 17, 2004, the Company had 40,789,789 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by shareholders.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

        Instead of submitting proxies by mail on the enclosed proxy card, shareholders have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Please note that there may be separate arrangements for using the Internet and telephone depending on whether your shares are registered in the Company's stock records in your name or in the name of a brokerage firm or bank. Shareholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available.

        The Internet and telephone procedures described below for submitting your proxy are designed to authenticate stockholders' identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. Shareholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the shareholder.

        Shareholders of record who wish to vote via the Internet or telephone may submit their proxies:

  •
  through the Internet by visiting a website established for that purpose at
  http://www.eproxy.com/imgn and following the instructions; or

  •
  by telephone by calling the toll-free number 1-800-435-6710 and following the recorded instructions.

        This Proxy Statement and the accompanying proxy are being mailed on or about October 12, 2004 to all Shareholders entitled to notice of and to vote at the Meeting.

        The Annual Report to Shareholders for the fiscal year ended June 30, 2004 is being mailed to the Shareholders with this Proxy Statement, but does not constitute a part hereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of September 17, 2004 concerning the beneficial ownership of the Common Stock by each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer of the Company named in the Summary Compensation Table below, and all current executive officers and Directors of the Company as a group. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned (1)
FMR Corp (2) 82 Devonshire St Boston, MA 02109	4,527,496	11.1%
Capital Ventures International (3) 401 City Line Avenue Bala Cynwyd, PA 19004	4,030,000	9.9%
Mitchel Sayare (4)	1,231,929	3.0%
Walter A. Blättler (5)	864,462	2.1%
David W. Carter (6)	95,000	**
Stuart F. Feiner (7)	43, 334	**
Mark Skaletsky (8)	73,759	**
Joseph J. Villafranca	—	—
John M. Lambert (9)	547,792	1.3%
Pauline Jen Ryan (10)	187,501	**
Virginia A. Lavery (11)	47,167	**
All current executive officers and Directors as a group (9 persons) (12)	3,090,944	7.6%

*
Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

**
Represents beneficial ownership of less than 1% of the Common Stock.

(1)
The number of shares of Common Stock issued and outstanding on September 17, 2004 was 40,789,789. Share ownership includes shares of Common Stock issuable upon exercise of certain outstanding option as described in the footnotes below.

(2)
Consists of 4,527,496 shares of Common Stock that FMR Corp acquired through May 10, 2004, according to a report on Schedule 13G filed by FMR Corp. as of that date.

(3)
Consists of 4,030,000 shares of Common Stock that Capital Ventures International acquired from Shire Biochem, Inc. on June 2, 2004.

(4)
Includes 965,833 shares of Common Stock that Mr. Sayare may acquire upon the exercise of options within 60 days after September 17, 2004.

(5)
Includes 778,751 shares of Common Stock that Dr. Blättler may acquire upon the exercise of options within 60 days after September 17, 2004.

(6)
Consists of 95,000 shares of Common Stock that Mr. Carter may acquire upon the exercise of options within 60 days after September 17, 2004.

(7)
Stuart F. Feiner, a Director of the Company, is Executive Vice President, General Counsel and Secretary of Inco Limited. He is also Chairman of the general partner of North American Partners Limited Partnership II, which owns 19 shares of Common Stock. Mr. Feiner disclaims beneficial ownership of the shares of Common Stock held by North American Partners Limited Partnership II. Includes 43,334 shares of Common Stock that Mr. Feiner may acquire upon the exercise of options within 60 days after September 17, 2004.

(8)
Includes 60,000 shares of Common Stock that Mr. Skaletsky may acquire upon the exercise of options within 60 days after September 17, 2004.

(9)
Includes 503,501 shares of Common Stock that Dr. Lambert may acquire upon the exercise of options within 60 days after September 17, 2004.

(10)
Consists of 187,501 shares of Common Stock that Ms. Ryan may acquire upon the exercise of options within 60 days after September 17, 2004.

(11)
Consists of 47,167 shares of Common Stock that Ms. Lavery may acquire upon the exercise of options within 60 days after September 17, 2004.

(12)
See footnotes (4)–(11).

INFORMATION ABOUT THE COMPANY'S DIRECTORS AND CURRENT EXECUTIVE OFFICERS

        Under the Company's By-Laws, the number of members of the Company's Board of Directors is fixed from time to time by the shareholders, and Directors serve in office until the next annual meeting of shareholders and until their successors have been elected and qualified. The Company recommends that the shareholders fix the number of members of the Company's Board of Directors at six. The six nominees for the Board of Directors to be elected at the Meeting are Mitchel Sayare, Ph.D., Walter A. Blättler, Ph.D., David W. Carter, Stuart F. Feiner, Mark Skaletsky, and Joseph J. Villafranca, Ph.D.

        Set forth below are the names of the persons nominated as Directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as Directors and the names of other public companies in which such persons hold directorships.

Name of Director	Age	Principal Occupations During at Least the Last Five Years
Mitchel Sayare	56	Mitchel Sayare, Ph.D., Chief Executive Officer, a Director since 1986 and Chairman of the Board since 1989, joined the Company in 1986. From 1986 until 1992, and currently since 1994, Mr. Sayare has served as President of the Company. From 1982 to 1985, Mr. Sayare was Vice President for Development at Xenogen, Inc., a biotechnology company specializing in monoclonal antibody-based diagnostic systems for cancer. From 1977 to 1982, Mr. Sayare was Assistant Professor of Biophysics and Biochemistry at the University of Connecticut. He holds a Ph.D. in Biochemistry from Temple University School of Medicine. Mr. Sayare serves on the Board of Directors of ImmuCell Corporation, in addition to a number of private companies.
Walter A. Blättler	55	Walter A. Blättler, Ph.D., elected a Director in September 1995, served as Vice President, Research and Development of the Company from 1987 to October 1994 and as the Company's Senior Vice President, Research and Development from October 1994 to October 1996. Since 1996, Dr. Blättler has served as the Company's Executive Vice President, Science and Technology. Dr. Blättler joined the Company in October 1987. From 1981 to 1987, Dr. Blättler was chief scientist for the ImmunoGen-supported research program at the Dana-Farber Cancer Institute. Dr. Blättler received his Ph.D. from the Swiss Federal Institute of Technology in Zurich in 1978.
David W. Carter	66	David W. Carter, Lead Director since September 2002 and a Director since June 1997, is Chief Executive Officer and Chairman of the Board of Xenogen, Inc., which he joined in 1997. From 1991 to 1997, Mr. Carter was the President and Chief Executive Officer of Somatix Therapy Corporation. Mr. Carter also serves on the Board of Directors of Cell Genesys, Inc.
Stuart F. Feiner	56	Stuart F. Feiner, a Director since 1984, has been Executive Vice President, General Counsel and Secretary of Inco Limited since August 1993, after having served as Vice President, General Counsel and Secretary of Inco Limited from April 1992 to August 1993. From January 1984 until April 1992, Mr. Feiner was President of Inco Venture Capital Management, the venture capital unit of Inco Limited. Mr. Feiner serves on the Boards of Directors of certain private companies funded by Inco Venture Capital Management.

Mark Skaletsky	56	Mark Skaletsky, a Director since March 2000, has served as the Chairman of the Board and Chief Executive Officer of Trine Pharmaceuticals (formerly Essential Therapeutics, Inc.) since October 25, 2001. Essential Therapeutics, Inc. is the company formed by the merger of The Althexis Company and Microcide Pharmaceuticals, Inc. On May 1, 2003, Essential Therapeutics ("Essential") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. The bankruptcy court confirmed Essential's plan of reorganization, and Essential emerged from bankruptcy protection, on October 10, 2003. Prior to Essential Therapeutics, Mr. Skaletsky served as Chairman of the Board and Chief Executive Officer of The Althexis Company beginning in March 2000. Prior to his positions with The Althexis Company, Mr. Skaletsky served as President, Chief Executive Officer, and a Director of GelTex Pharmaceuticals, Inc. from 1993 until its acquisition by Genzyme Corporation in 2000. From 1988 to 1993, he was Chairman and Chief Executive Officer of Enzytech, Inc., a biotechnology company, and from 1983 to 1988 he was President and Chief Operating Officer of Biogen, Inc., also a biotechnology company. He is a Director of Isis Pharmaceuticals, Inc., Icoria, Inc. and Alkermes.
Joseph J. Villafranca	60	Joseph J. Villafranca, a Director since June 2004, has served as Executive Vice President, Pharmaceutical Development and Operations at Neose Technologies, Inc. since October 2002. Prior to Neose, Dr. Villafranca was the Vice President of Biologics Strategy and Biopharmaceutical Operations at Bristol-Myers Squibb Company. Prior to Bristol-Myers Squibb, Dr. Villafranca was the Evan Pugh Professor of Chemistry at the Pennsylvania State University. Dr. Villafranca holds a Ph.D. in Biochemistry/Chemistry and completed his postdoctoral work at the Institute for Cancer Research in Philadelphia.

Committees of the Board of Directors and Meetings

        Audit Committee.    David W. Carter, Stuart F. Feiner (Chairman), and Mark Skaletsky currently serve on the Company's Audit Committee. The Audit Committee engages the Company's independent accountants, reviews quarterly and annual financial statements, considers matters relating to accounting policies and internal controls and reviews the scope of annual audits. The Board of Directors approved an Audit Committee Charter that sets forth in detail the duties and responsibilities of the Audit Committee. A copy of the Audit Committee Charter is attached hereto as Appendix A.

        The Board of Directors has determined that Mark Skaletsky qualifies as an audit committee financial expert, who is independent from management, as that term is defined by the rules issued in January 2003 by the Securities and Exchange Commission under Section 407(b) of the Sarbanes-Oxley Act of 2002.

        The Board of Directors has determined that Mr. Feiner also qualifies as an audit committee financial expert, who is independent from management, through his relevant educational and professional experience. Mr. Feiner has acquired the required attributes of an audit committee financial expert through his education, his service on the audit committees of a wide range of private and public companies and interaction with chief financial and accounting officers and public accounting firms who served as independent auditors to certain companies when he was responsible for Inco Limited's venture capital unit over the 1984-1992 period and, most recently, his direct involvement and participation, as part of his responsibilities in his current employment position since 1992, in a wide range of complex financial and accounting issues involving the businesses and operations of Inco Limited.

        Compensation Committee.    David W. Carter, Joseph J. Villafranca and Mark Skaletsky (Chairman) currently serve on the Compensation Committee. Michael Eisenson, the former Chairman, served on the Compensation Committee until his term as a director ended at the annual meeting on November 11, 2003. The Compensation Committee reviews, approves and makes recommendations concerning the Company's compensation policies, practices and procedures to ensure that the legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company's Restated Stock Option Plan, the 2001 Non-Employee Director Stock Plan, and the 2004 Non-Employee Director Compensation and Deferred Share Unit Plan. The Board of Directors approved a Compensation Committee Charter that sets forth in detail the duties and responsibilities of the Compensation Committee.

        Corporate Governance and Nominating Committee.    David W. Carter (Chairman), Stuart F. Feiner and Joseph J. Villafranca currently serve on the Corporate Governance and Nominating Committee. Each member of the Corporate Governance and Nominating Committee is considered an independent director under the listing standards of the National Association of Securities Dealers, Inc.

        The functions of the Corporate Governance and Nominating Committee include identifying and recommending to the Board individuals qualified to serve as directors of the Company; recommending to the Board directors to serve on committees of the Board; advising the Board with respect to matters of Board composition and procedures; developing and recommending to the Board a set of corporate governance principles applicable to the Company; overseeing corporate governance matters generally; and overseeing the annual evaluation of the Board and the Company's management.

        To date, the Corporate Governance and Nominating Committee has not adopted a charter. The Committee is working on a final draft of a charter to submit to the Board.

        In connection with annual meetings commencing with the 2005 annual meeting, the Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Committee will take into consideration the needs of the Board and the qualifications of the proposed candidate. To have a candidate considered by the Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

  •
  The name and address of the stockholder, evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership, a description of all arrangements or understandings between the stockholder and the proposed candidate and any other person(s) (including their names) pursuant to which the nomination is being made, a representation that the stockholder intends to appear in person or by proxy at the applicable annual meeting to nominate the candidate named in the notice, and any other information relating to the stockholder that would be required to solicit a proxy under federal securities law; and

  •
  The name, age, business and residence address of the proposed candidate, the number of shares of Company stock owned by the proposed candidate, the proposed candidate's resume or a listing of his or her qualifications to be a director of the Company, the person's consent to be named as a director if selected by the Corporate Governance and Nominating Committee and nominated by the Board, and any other information relating to the candidate that would be required to be disclosed to solicit a proxy under federal securities law.

        In order for a proposed candidate recommended by a stockholder or stockholders as described above to be considered by the Corporate Governance and Nominating Committee and nominated by the Board for election at an annual meeting of stockholders, the stockholder recommendation and information described above must be sent by certified or registered mail, return receipt requested, to the attention of the Clerk at ImmunoGen, Inc., 128 Sidney Street, Cambridge, MA 02139 and must be received by the Clerk not less than 90 days nor more than 120 days prior to the anniversary date of the Company's preceding annual meeting of stockholders.

        When considering potential candidates, the Corporate Governance and Nominating Committee examines a candidate's specific experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, understanding of the Company's business environment and willingness to devote adequate time and effort to Board responsibilities. The Committee will also consider, when applicable, whether a candidate's skill and experience would enhance the ability of a particular Board committee to fulfill its duties or satisfy any independence requirements imposed by law, regulation or the National Association of Securities Dealers, Inc.

        Potential candidates may come to the attention of the Corporate Governance and Nominating Committee from current directors, executive officers, stockholders or other persons. The Committee also, from time to time, engages firms that specialize in identifying director candidates.

        Once a person has been identified by the Corporate Governance and Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Committee requests information from the candidate, reviews the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's credentials and accomplishments. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as indicated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

        Meeting Attendance.    During the fiscal year ended June 30, 2004, there were nine meetings of the Board, five meetings of the Audit Committee, three meetings of the Compensation Committee, and one meeting of the Corporate Governance and Nominating Committee. Messrs. Carter, Feiner, Sayare and Dr. Blattler attended all meetings of the Board. Mr. Skaletsky attended eight meetings of the Board. Dr. Villafranca attended the one meeting of the Board, that occurred since his election to the Board of Directors in June 2004. Mr. Eisenson attended all meetings of the Board until his term as a director ended at the annual meeting on November 11, 2003. Messrs. Carter, Feiner and Skaletsky attended all meetings of the Compensation Committee. Mr. Eisenson attended all meetings of the Compensation Committee until his resignation. Messrs. Feiner and Skaletsky attended all of the meetings of the Audit Committee. Mr. Carter attended three meetings of the Audit Committee. Messrs. Carter, Feiner, and Skaletsky attended the meeting of the Corporate Governance and Nominating Committee.

        Compensation Committee Interlocks and Insider Participation.    The Compensation Committee members during fiscal year 2004 were Messrs. David W. Carter, Michael R. Eisenson, Stuart F. Feiner, and Mark Skaletsky. As noted earlier, Mr. Eisenson's term as a director ended at the annual meeting on November 11, 2003. Joseph J. Villafranca was appointed to the Compensation Committee in August 2004. None of these Directors is or has been an officer or employee of the Company. Mr. Sayare, though not a member of the Committee, assists the Committee in determining any compensation to be awarded to executive officers other than himself. Mr. Sayare also provides supplemental information regarding performance evaluations of executive officers other than himself.

        Lead Director.    In September 2002, the Board of Directors approved the appointment of David W. Carter to serve as Lead Director. The Lead Director's principal duties include: chairing and communicating to the Chief Executive Officer the results of executive Board sessions; interfacing, on behalf of the outside Directors, with management on the evaluation of strategic and other issues; communicating with non-employee directors regarding management plans and initiatives; and such other duties as the Board may from time to time determine.

Stockholder Communications with Directors

        The Board has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to the attention of the Clerk at ImmunoGen, Inc., 128 Sidney Street, Cambridge, MA 02139.

        All communications received as set forth in the preceding paragraph will be opened by the Finance Department for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any individual director or group or committee of directors, the Finance Department will make sufficient copies of the contents to send to such director or each director who is a member of the group or committee to which the envelope is addressed.

        It is the Company's policy that directors are invited and encouraged to attend the Annual Meeting. The Chairman of the Board of Directors attended the 2003 Annual Meeting.

Compensation of Directors

        For services on the Board and Board Committees, effective July 1, 2004, non-employee Directors are entitled to receive an annual retainer consisting of (1) $25,000 per year, payable quarterly in arrears, and (2) $20,000 of deferred share units vesting ratably over twelve months based upon the closing price of ImmunoGen common stock on the last day of the prior fiscal year. The Lead Director is entitled to annual cash compensation of $40,000, payable quarterly in arrears. Under the provisions of the Company's 2004 Non-Employee Director Compensation and Deferred Share Unit Plan (the "2004 Plan"), that was approved by the Board of Directors of the Company in June 2004, the non-employee Directors may elect to receive the $25,000 portion of the annual retainer and the Lead Director may elect to receive the Lead Director fee in the form of cash or deferred share units. Directors are also reimbursed for travel expenses incurred with respect to attending Board meetings. No additional compensation is paid for attendance at, or activities related to, Audit, Corporate Governance and Nominating and/or Compensation Committee meetings.

        In connection with the appointment of Joseph J. Villafranca to the Board of Directors, Mr. Villafranca received a grant of $40,000 in share units, measured at the closing price of ImmunoGen common stock on the date of grant. The grant was pursuant to the terms of the 2001 Non-Employee Director Stock Plan (the "2001 Plan"). The terms of the grant provide that the share units vest ratably over a twelve month period and may be paid out in cash when Mr. Villafranca ceases to be a Director.

        Until amended by the Board of Directors in April 2004, the terms of the Company's Restated Stock Option Plan provided that each non-employee Director, upon first being elected or appointed to the Board after July 9, 1992, and on every fourth anniversary thereof assuming he remains a non-employee Director, would receive options to purchase 10,000 shares of Common Stock. Further, the Board may also vote, at its discretion, to issue additional options as deemed appropriate. All options granted under the Plan have ten-year terms and exercise prices that are equal to the fair market value of the Common Stock on the date of grant.

Summary Director Compensation Table

		Annual Compensation
Name	Year	Cash		Shares of Common Stock		Stock Units		Options
David W. Carter	2004	$32,233	(1)	—		3,313		—
Michael R. Eisenson (2)	2004	$3,000	(3)	1,902	(4)	—		—
Stuart F. Feiner	2004	$7,500		—		3,313		—
Mark Skaletsky	2004	$7,000		3,312		—		10,000
Joseph J. Villafranca	2004	$—		—		6,380	(5)	—

(1)
Includes $25,233 that represents Mr. Carter's compensation for service as Lead Director during fiscal 2004.

(2)
Mr. Eisensonr's term as a director ended at the annual meeting on November 11, 2003.

(3)
Pursuant to an agreement between Mr. Eisenson and Harvard Management Co., Inc., all of the cash fees to which Mr. Eisenson is entitled for his performance as a non-employee Director are paid to Harvard Management Co., Inc.

(4)
Pursuant to an arrangement between Mr. Eisenson and Aeneas Venture Corporation, Mr. Eisenson has relinquished his right to receive any awards under the 2001 Plan and Aeneas Venture Corporation has agreed to accept any awards made under the 2001 Plan that are made on the basis of Mr. Eisenson's service as a non-employee Director.

(5)
The stock units granted to Mr. Villafranca vest ratably over twelve months, commencing June 2004.

Current Executive Officers

        The names of and certain other information as of the date hereof regarding each current executive officer of the Company who is not also a member of the Board is set forth below. Executive officers serve at the pleasure of the Board.

Name of Executive Officer	Age	Principal Occupations During the Last Five Years
John M. Lambert, Ph.D	53	John M. Lambert, Ph.D., Senior Vice President, Pharmaceutical Development, joined the Company in 1987. Dr. Lambert served as the Company's Senior Director of Research from October 1994 to November 1996. Prior to joining ImmunoGen, Dr. Lambert was Assistant Professor of Pathology at the Dana-Farber Cancer Institute, where he worked on the research program supported by ImmunoGen. Dr. Lambert received his Ph.D. in Biochemistry from Cambridge University in England.
Pauline Jen Ryan	37	Pauline Jen Ryan, Senior Vice President, Business Development since June 2004, Vice President, Business Development from 2000 to 2004 and Senior Director, Business Development from 1999 to 2000, rejoined the Company in May of 1999. From 1998 to 1999, Ms. Ryan was a Vice President of Capital Management Consulting, Inc., a biomedical consulting firm. From 1994 to 1997, she was Director of Business Development of Organogenesis, Inc., a biotechnology company. Ms. Ryan holds a Masters of Business Administration from Northwestern University's Kellogg School of Management.
Virginia A. Lavery	40	Virginia A. Lavery, Vice President, Finance and Treasurer since 2002 and Senior Corporate Controller and Treasurer from 2000 to 2002, joined the Company in December 2000. During 2000, Ms. Lavery was self-employed as a financial consultant. From 1999 to 2000, Ms. Lavery was interim Chief Financial Officer of Dynamics Research Corporation, a publicly traded government contractor, after having served as Corporate Controller since 1998. From 1989 to 1998, Ms. Lavery was a Certified Public Accountant with Arthur Andersen, LLP. Ms. Lavery holds a Masters of Science in Public Accounting/Masters of Business Administration from Northeastern University's Graduate School of Professional Accounting.

EXECUTIVE COMPENSATION

        The following table (the "Summary Compensation Table") sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 in fiscal year 2004.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus($)	Securities Underlying Options (#)	All Other Compensation ($)(2)
Mitchel Sayare, Ph.D. Chairman of the Board, Chief Executive Officer and President	2004 2003 2002	386,954 375,000 366,115	210,000 170,000 —	75,000 95,000 150,000	6,065 5,384 4,963
Walter A. Blättler, Ph.D. Director and Executive Vice President, Science and Technology	2004 2003 2002	279,965 271,000 268,250	175,000 115,000 —	65,000 85,000 135,000	4,630 3,775 3,585
John M. Lambert, Ph.D. Senior Vice President, Pharmaceutical Development	2004 2003 2002	235,033 232,446 210,000	87,500 73,518 —	35,000 45,000 80,000	2,761 3,862 3,509
Pauline Jen Ryan Senior Vice President, Business Development	2004 2003 2002	205,129 198,218 184,846	87,500 62,063 —	30,000 35,000 65,000	3,036 2,471 2,503
Virginia A. Lavery Vice President, Finance and Treasurer	2004 2003 2002	174,963 150,075 133,269	67,500 36,960 —	30,000 30,000 22,000	2,713 3,351 2,080

(1)
Includes amounts, if any, deferred by each individual under the ImmunoGen, Inc. 401(k) Plan and Trust (the "401(k) Plan").

(2)
Fiscal year 2004 amounts include term life insurance premiums of $3,612 for Mr. Sayare, $1,948 for Dr. Blättler, $1,115 for Dr. Lambert, $374 for Ms. Ryan and $285 for Ms. Lavery. Also included are matching contributions under the 401(k) Plan of $2,453 for Mr. Sayare, $2,682 for Dr. Blättler, $1,646 for Dr. Lambert, $2,662 for Ms. Ryan and $2,428 for Ms. Lavery.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information regarding each stock option granted during fiscal year 2004 to each individual named in the Summary Compensation Table.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name	Number of Securities Underlying Options Granted (#)(1)	Percentage of Total Options Granted to Employees in Fiscal Year (%)	Exercise Price ($)(2)	Expiration Date
					5% ($)	10% ($)
Mitchel Sayare, Ph.D.	75,000	11.1	6.27	6/17/14	295,738	749,457
Walter A. Blättler, Ph.D.	65,000	9.7	6.27	6/17/14	256,306	649,530
John M. Lambert, Ph.D.	35,000	5.2	6.27	6/17/14	138,011	349,747
Pauline Jen Ryan	30,000	4.5	6.27	6/17/14	118,295	299,783
Virginia A. Lavery	30,000	4.5	6.27	6/17/14	118,295	299,783

(1)
All options were granted on June 17, 2004 and vest ratably over three years beginning on the date of grant. Under certain circumstances, vesting of options may be accelerated and options may become fully exercisable.

(2)
The exercise price was equal to the fair market value of the Common Stock on the date of grant.

(3)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised. These rates of appreciation are mandated by the rules of the Securities and Exchange Commission (the "Commission") and do not represent the Company's estimate or projection of future Common Stock prices.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

        The following table provides information as to each individual named in the Summary Compensation Table regarding the exercise of options during the 2004 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable options as of June 30, 2004 and the value of "in the money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mitchel Sayare, Ph.D.	30,000	62,850	965,833	188,333	2,896,547	242,799
Walter A. Blättler, Ph.D.	10,000	20,950	778,751	166,666	2,184,181	217,799
John M. Lambert, Ph.D.	7,000	14,665	503,501	91,666	350,450	121,332
Pauline Jen Ryan	—	—	187,501	74,999	261,149	96,331
Virginia A. Lavery	—	—	47,167	64,833	52,694	58,746

(1)
Value is based on the last sale price per share ($6.07) on June 30, 2004, as reported on the Nasdaq National Market, less the applicable option exercise price. Each option has an exercise price equal to the fair market value of the Common Stock on the date of grant.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL AGREEMENTS

        The Company currently has employment agreements with Drs. Blättler and Lambert and Mr. Sayare. These agreements currently provide for annual salaries of $289,800 for Dr. Blättler, $243,290 for Dr. Lambert, and $400,545 for Mr. Sayare. Either the Company or the executive officer may terminate these agreements upon 90 days' prior written notice. In addition, each agreement provides that the Company may terminate the employment of the executive officer at any time for cause (as defined in the respective agreements). The agreements with Dr. Blättler and Dr. Lambert also provide that these executive officers will not engage in any business competitive with the business of the Company for a period of two years following termination of employment.

        In making determinations of salary and benefits to be provided under these employment agreements, the Compensation Committee of the Board of Directors takes into consideration, in addition to contractual commitments, Company personnel policies. See also the "Compensation Committee Report on Executive Compensation."

        Contractual language is included in stock option agreements between the Company and members of its senior management group to the effect that all unvested options of the affected employee will become immediately exercisable in instances where:

  (i)
  (A)    a person becomes the beneficial owner of fifty percent or more of the voting securities of the Company, or

  (B)    the Board approves a consolidation or merger of the Company whereby the shareholders of the Company would not retain fifty percent or more of the voting securities of the Company after the consolidation or merger, and

  (ii)
  (A)    a material change is made in the Restated Stock Option Plan or an option granted thereunder (except as provided in Section 16(b) of the Plan), or

  (B)    the affected employee is, within two years, terminated for any reason other than for cause.

STOCK PRICE PERFORMANCE GRAPH

        The graph and table below compare the annual percentage change in the Company's cumulative total stockholder return on its Common Stock for the period from June 30, 1999 through June 30, 2004 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the total cumulative return of the Nasdaq Stock Market Index (U.S.) and the Nasdaq Pharmaceutical Stocks Total Return Index during such period. The Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material," is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph for the Nasdaq Pharmaceutical Stocks Total Return Index and the Nasdaq Stock Market Index (U.S.) was prepared by the Center for Research in Security Prices, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

	1999	2000	2001	2002	2003	2004
IMMUNOGEN, INC.	$100.00	$521.53	$864.68	$116.30	$184.61	$262.43
NASDAQ STOCK MARKET INDEX (U.S.)	$100.00	$147.83	$80.27	$54.68	$60.71	$157.13
NASDAQ PHARMACEUTICAL	$100.00	$229.64	$193.31	$113.60	$157.13	$184.61

        The above graph and table assume $100 invested on June 30, 1999 with all dividends reinvested, in each of the Common Stock, the Nasdaq Stock Market Index (U.S.) and the Nasdaq Pharmaceutical Stocks Total Return Index. Upon written request by any shareholder, the Company will promptly provide a list of the companies comprising the Nasdaq Pharmaceutical Stocks Total Return Index.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

*
The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this report by reference.

        The Compensation Committee of the Board is comprised entirely of non-employee Directors. The Compensation Committee determines the base salaries of the Company's executive officers and the amount of annual bonus awards, if any, to be paid to the executive officers. In addition, the Compensation Committee administers the Company's Restated Stock Option Plan, as amended (the "Plan"), under which stock options may be granted to executive officers and other employees of the Company, as well as to non-employee Directors, the Company's 2001 Non-Employee Director Stock Plan, and the Company's 2004 Non-Employee Director Compensation and Deferred Share Unit Plan.

Compensation Policy and Components of Compensation

        The Compensation Committee's fundamental executive compensation philosophy is to enable the Company to attract and retain key executives, and to motivate those executives to achieve the Company's long-term objective of becoming a profitable company. Attracting and retaining key executives is important to any organization. This challenge is especially difficult in the biotechnology industry where executives are required to remain focused and committed throughout many years of product development, regulatory approvals and financial instability.

        Each executive officer's compensation package is reviewed at least annually and may be composed of up to three components: base salary, incentive cash bonuses and stock options. In addition, the Company's executive officers are eligible to participate in all employee benefit programs generally available to all other ImmunoGen employees.

        Progress toward the Company's broad strategic goal of becoming a profitable biopharmaceutical company is measured by specific corporate objectives and annual milestones. Personal objectives and milestones by which individual executives of the Company are evaluated fit within the framework of the Company's overall goals and objectives. The Compensation Committee considers factors such as changes in business conditions and other relevant external circumstances when evaluating the performance of the individual executives.

Base Salaries of Executive Officers

        The Compensation Committee sets the salaries of the Company's executive officers by reviewing independently-prepared surveys of biotechnology industry compensation as well as other available information on the base salaries of executive officers in comparable positions in other biotechnology companies. There is substantial overlap between the biotechnology companies whose compensation practices are reflected in such surveys and the biotechnology companies that are included in the Nasdaq Pharmaceutical Stocks Total Return Index (see "Stock Price Performance Graph"). Comparative factors considered include, but are not limited to, company size, stage of development of a company's products, and geographic location. The Compensation Committee uses the collected data as well as the experience of the members of the Compensation Committee in hiring and managing personnel to set salaries. The Compensation Committee also takes into account, for both current and new executive officers, competitive industry factors, breadth of experience, length of service and recent individual performance. It is not the Committee's intent to establish fixed levels of compensation in general or for specific positions, but rather to establish compensation on a case-by-case basis as recommended by management and confirmed by the Compensation Committee. The Company's executive officer salaries, as currently paid, are estimated to range from the 55th to 80th percentile of comparable biotechnology companies. The salary of the Company's Chairman of the Board, President and Chief Executive Officer is estimated to be in the 60th percentile of such range.

        In certain cases initial annual base compensation was established pursuant to employment agreements with executive officers (see "Employment Contracts, Termination of Employment and Change in Control Agreements"). The terms of such employment contracts were reviewed and authorized by the Board (including members of the Committee but excluding any interested officer) and were consistent with the Company's compensation policies then in place.

        In July 2004, Dr. Blättler's base salary was set at $289,800 annually, Dr. Lambert's base salary was set at $243,290, Ms. Ryan's base salary was set at $220,829 and Ms. Lavery's base salary was set at $192,075.

Bonus Awards

        The Company does not have formal incentive or bonus plans for executives. The Compensation Committee does, however, establish key performance criteria to be met by the Company annually and utilizes the Company's actual performance against those criteria in its determination of whether incentive or bonus payments should be made to executives and other employees. Such criteria include the Company's actual performance against the Company's plan for the applicable fiscal year, the Company meeting certain research and development milestones and meeting key targets associated with its collaborations. Based upon the committee's evaluation of the performance criteria established for fiscal 2004, the following bonuses were awarded to executive officers of the Company and paid during the fiscal year ended June 30, 2004: $175,000 to Dr. Blattler, $87,500 to Dr. Lambert, $87,500 to Ms. Ryan, and $67,500 to Ms. Lavery. The bonuses awarded in the fiscal year ended June 30, 2004 includes an annual bonus as well as a special bonus award upon execution of the Company's collaboration with Aventis. In June 2002, the Board of Directors approved bonuses for all employees of the Company to be paid in July 2002. The following annual bonuses were awarded to executive officers of the Company and paid in July 2002: $115,000 to Dr. Blättler, $73,518 to Dr. Lambert, $62,063 to Ms. Ryan and $36,960 to Ms. Lavery. No bonuses were awarded to any current executive officers of the Company during the fiscal year ended June 30, 2003. No bonuses were paid to any current executive officers of the Company during the fiscal year ended June 30, 2002.

Stock Option Plan

        Subject to the provisions of the Plan, the Compensation Committee has the authority to determine the terms under which options are granted and the individuals to whom such options may be granted. The Compensation Committee believes that equity participation is a key component of its executive compensation program. The stock option program is the Company's major long-term incentive plan, designed to retain executive officers and other employees and motivate them to enhance shareholder value by aligning the long-term interests of the Company's employees with those of its shareholders. The Compensation Committee believes that stock options continue to provide an effective long-term incentive for all employees to create shareholder value since the full benefit of the options cannot be realized unless an appreciation in the price of the Company's Common Stock occurs. The executive officers participate in the Plan in the same manner as all of the Company's full-time employees. Initial stock option awards for new employees, which are individually determined prior to employment, are derived from the employee's anticipated contribution to the Company's growth and are designed to be competitive with awards granted by other biotechnology companies. Subsequent annual stock option awards are based on historical levels of prior grants, position within the Company and individual performance. For fiscal years 2002, 2003 and 2004, stock options were awarded to all current executive officers in June 2002, June 2003, and June 2004, respectively. All options are issued with exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. The options granted in fiscal years 2002, 2003 and 2004 vest as to one-third of the shares on each anniversary date of the date of grant. Vesting of options may be accelerated and options may become fully exercisable upon the occurrence of certain events such as a change in control of the Company (see "Employment Contracts, Termination of Employment and Change in Control Agreements").

        In addition to incentive stock options, the Committee also has discretionary authority under the Plan to grant non-qualified options to certain individuals, including executive officers of the Company. Of the current executive officers, Mr. Sayare, Dr. Blättler, Dr. Lambert, Ms. Ryan and Ms. Lavery have each been granted non-qualified options. In each case, the options were granted with exercise prices equal to the fair market value of the Common Stock on the date of grant and vested over three or four years.

Compensation of the Chief Executive Officer

        Mr. Sayare's annual base salary was determined in accordance with the criteria outlined in other sections of this report, the Compensation Committee's evaluation of the Company's overall performance and Mr. Sayare's individual performance. Performance was measured by the achievement of certain goals over the last several years, including the continued development of the Company's key technology platforms. Mr. Sayare's salary was increased to $400,545 on July 1, 2004.

        In 2004, the Board of Directors approved bonuses for all employees of the Company. Mr. Sayare was paid a cash bonus of $210,000. Mr. Sayare's 2004 bonus amount included an annual bonus as well as a special bonus awarded upon execution of the Company's collaboration with Aventis. In June 2002, the Board of Directors approved bonuses for all employees of the Company to be paid in July 2002. Mr. Sayare was paid a cash bonus of $170,000 in July 2002. No bonus was awarded to Mr. Sayare during fiscal 2003. No cash bonus was paid to Mr. Sayare during fiscal year 2002. In fiscal 2002, Mr. Sayare was granted options to purchase 150,000 shares of Common Stock. In fiscal 2003, Mr. Sayare was granted options to purchase 95,000 shares of Common Stock. In fiscal 2004, Mr. Sayare was granted options to purchase 75,000 shares of Common Stock. The options granted to Mr. Sayare in fiscal years 2002, 2003 and 2004 vest as to one-third of the shares each year after issuance beginning one year from the date of grant. All options are subject to Mr. Sayare's continued employment with the Company and were issued with exercise prices equal to the fair market value of the Common Stock on the date of grant.

Certain Agreements

        The Company has entered into agreements with certain of its executive officers relating to employment and separation. In making determinations of salary and benefits to be provided under these employment and separation agreements, the Compensation Committee took into consideration contractual commitments and Company policies. (See "Employment Contracts, Termination of Employment and Change in Control Agreements").

Members of the ImmunoGen, Inc. Compensation Committee
David W. Carter
Mark Skaletsky, Chairman
Joseph J. Villafranca

REPORT OF AUDIT COMMITTEE

        The Audit Committee, as described on page 6, is comprised of three independent Directors. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's accounting and financial reporting principles, policies and procedures as well as the adequacy of the Company's systems of internal accounting control and the quality and integrity of the Company's financial statements. All members of the Committee meet the Nasdaq National Marketplace rules test for independence. The Committee operates pursuant to a charter that was most recently amended by the Board in September 2004 and is attached as Appendix A to this Proxy Statement (as so amended, the "Charter"). As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles, and internal accounting controls designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

        In assisting the Board in its oversight function, the Committee has considered and discussed the Company's audited financial statements for the year ended June 30, 2004 with management and the Company's independent auditors, Ernst & Young LLP. The Committee has also discussed and reviewed with the independent auditors the matters required to be discussed by the current Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The Committee has also received the written disclosures and the letter from the independent auditors required by Rule 3600T of the PCAOB which adopt's on an interim basis Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with the independent auditors the auditors' independence from the Company and its management. The Audit Committee has also discussed with management and the independent auditors the quality and adequacy of the Company's internal accounting controls. The Audit Committee has reviewed with the independent auditors their audit plan, audit scope and identification of audit risks for the year ended June 30, 2004 and has considered, with a view to maintaining the independence of the Company's independent auditors, the nature and scope of the non-audit services supplied to the Company by its independent auditors.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, and are not employed by the Company for accounting or financial management or for any aspects of the Company's systems of internal accounting control. Members of the Committee rely, without independent verification, on the information provided to them, and on the representations made, by management and the Company's independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal accounting controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. In addition, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States or that the Company's financial statements are presented in accordance with accounting policies generally accepted in the United States.

        Based upon the reports, discussions and reviews described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter of the Audit Committee, the Committee has recommended to the Board of Directors, and the Board of Directors has

approved the Committee's recommendation that the Company's audited financial statements for the year ended June 30, 2004 be included in the Company's Annual Report to Shareholders for the year ended June 30, 2004 and the Company's Annual Report on Form 10-K for the year ended June 30, 2004 be filed with the U.S. Securities and Exchange Commission.

Members of the ImmunoGen, Inc. Audit Committe
Stuart F. Feiner, Chairman
David W. Carter
Mark Skaletsky

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and persons holding more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to it and written representations that no other reports were required, the Company is not aware of any director or executive officer who has not timely filed reports required by Section 16(a) of the Exchange Act, except for the inadvertent late reporting of an option grant to Mr. Skaletsky to purchase 10,000 shares of Common Stock and the inadvertent late reporting of a grant of Deferred Share Units to Messrs. Carter, Feiner and Skaletsky. Mr. Skaletsky's transaction, executed March 15, 2004, was reported on a Form 4 filed with the Securities and Exchange Commission on July 26, 2004. Messrs. Carter, Feiner and Skaletsky's transactions, executed on July 1, 2004, were reported on an amended Form 4 filed with the Securities and Exchange Commission on July 16, 2004.

CERTAIN TRANSACTIONS

        The holder of approximately 533,841 shares of Common Stock (the "Registrable Securities") is entitled to certain rights to register such shares under the Securities Act of 1933, as amended (the "Securities Act"), for sale to the public pursuant to a registration rights agreement by and among the Company and the holders of Registrable Securities, as amended. The holder of Registrable Securities is Aeneas Venture Corporation ("Aeneas"). Michael R. Eisenson, a former Director of the Company, is President and Chief Executive Officer of Charlesbank Capital Partners, LLC, the successor to Harvard Private Capital Group, Inc. and the investment advisor to Aeneas. Aeneas has the right to require the Company, on not more than two occasions, whether or not the Company proposes to register any of its Common Stock for sale, to register all or part of their shares for sale to the public under the Securities Act, subject to certain conditions and limitations. In addition, Aeneas may require the Company to register all or part of its shares on Form S-3 (or a successor short form of registration) if the Company then qualifies for use of such form, subject to certain conditions and limitations.

INDEPENDENT AUDITORS

        Ernst & Young LLP, independent accountants, audited the Company's financial statements for the fiscal year ended June 30, 2004. The Audit Committee of the Board of Directors has selected Ernst & Young LLP for the audit of the Company's annual financial statements for the fiscal year ended June 30,

2005 and for the review of the Company's Quarterly Reports on Form 10-Q filed during this period. The Company expects that representatives of Ernst & Young LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

        The Company and Ernst & Young LLP negotiated fees of $100,000 and $36,000 for their audit of the Company's annual financial statements for the fiscal year ended June 30, 2004 and for their review of the Company's Quarterly Reports on Form 10-Q filed during the last fiscal year, respectively. The Company also paid Ernst & Young LLP $16,800 during the year ended June 30, 2004 related to the Company's Prospectus filed with the Securities and Exchange Commission on May 27, 2004.

        The Company and Ernst & Young LLP negotiated fees of $92,000 and $31,500 for their audit of the Company's annual financial statements for the fiscal year ended June 30, 2003 and for their review of the Company's Quarterly Reports on Form 10-Q filed during the last fiscal year, respectively. The Company also paid Ernst & Young LLP $6,219 during the year ended June 30, 2003 related to the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 26, 2002.

Audit-Related Fees

        Fees for audit-related services totaled $8,200 and $6,125 during the year ended June 30, 2004 and 2003, respectively. Audit-related services for the year ended June 30, 2004 included accounting consultations and advice on compliance with the Sarbanes-Oxley Act of 2002. Audit-related services for the year ended June 30, 2003 included due diligence review services.

Tax Fees

        During the Company's fiscal year ended June 30, 2004, the Company did not pay Ernst & Young LLP any fees for tax and related services. During the Company's fiscal year ended June 30, 2003, the Company paid Ernst & Young LLP $10,795 for consultation on various tax matters.

All Other Fees

        During the Company's fiscal year ended June 30, 2004 and 2003, the Company did not pay Ernst & Young LLP any other fees.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by Ernst & Young LLP. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services, provided that the Chairman reports any such approvals to the Audit Committee at its next scheduled meeting.

        The Audit Committee did not utilize the de minimis exception to the pre-approval requirements to approve any services provided by Ernst & Young LLP during fiscal 2004.

ELECTION OF DIRECTORS
(Notice Item 1)

        Under the Company's By-Laws, the number of Directors is fixed from time to time by the shareholders, and Directors serve in office until the next Annual Meeting and until their successors have been elected and qualified. At the Meeting the number of Directors will be fixed at six and six Directors will be elected.

        The enclosed Proxy, unless authority to vote is withheld, will be voted for the election of the nominees named herein as Directors of the Company. The nominees are Mitchel Sayare, Ph.D., Walter A. Blättler, Ph.D., David W. Carter, Stuart F. Feiner, Mark Skaletsky, and Joseph J. Villafranca, Ph.D.. The Board has no reason to believe that any nominee will become unavailable. However, in the event that any one or more of such nominees shall unexpectedly become unavailable for election, votes will be cast, pursuant to authority granted by the enclosed Proxy, for such person or persons as may be designated by the Board.

        A plurality of the votes cast at the Meeting is required to elect each nominee as a Director.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE NUMBER OF DIRECTORS BE FIXED AT SIX AND RECOMMENDS THE ELECTION OF THE NOMINEES AS DIRECTORS.

AMENDMENT TO INCREASE THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK
OPTIONS MAY BE GRANTED UNDER THE COMPANY'S RESTATED STOCK OPTION PLAN
(Notice Item 2)

        The Board recommends that the shareholders consider and approve a proposed amendment to increase the aggregated number of shares for which stock options may be granted under the Company's Restated Stock Option Plan (the "Plan"). For a description of the Plan, see "Summary of Restated Stock Option Plan," below. The proposed amendment to the Plan would increase the number of shares of Common Stock reserved for the grant of options from 7,350,000 to 8,550,000.

        The Board believes that having additional shares available for grants of options under the Plan is both necessary and desirable in order to enable the Company to continue to attract and retain qualified employees, consultants and Directors.

SUMMARY OF RESTATED STOCK OPTION PLAN

        Under the Plan, incentive stock options, within the meaning of Section 422 of the Internal Revenue Code (the "Code"), may be granted to key employees of the Company, and non-qualified options may be granted to key employees, Directors and consultants of the Company. Approximately 159 persons are currently eligible to participate in the Plan.

        The exercise price of incentive stock options granted under the Plan may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. However, in the case of incentive stock options granted under the Plan to holders of more than 10% of the voting power of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. The exercise price of non-qualified options must be equal to at least the par value per share of Common Stock on the date of grant. Options granted under the Plan may not be exercised later than 10 years from the date of grant, except in the case of incentive stock options issued with an exercise price of at least 110% of fair market value, which may not be exercised later than five years from the date of grant. Options generally vest over periods of up to four years, and are intended to create long-term incentive and motivation for the Company's employees, Directors and consultants, as well as to provide those persons with the perspective of the Company's shareholders in assessing corporate results.

        The Plan provides that the aggregate fair market value of shares issuable upon the exercise of incentive stock options exercisable for the first time during any one calendar year may not exceed $100,000. Options granted under the Plan become exercisable in installments over the option term. Options granted under the Plan expire upon termination of an optionee's employment for cause. Generally, options must be exercised within three months after termination of an optionee's employment for any other reason (except death or disability), and within one year after an optionee's death or disability, but in no event later than the originally prescribed term of the option. The Plan terminates on November 12, 2007, unless previously terminated by vote of the shareholders of the Company. The Plan provides for termination of all options granted thereunder in the event of dissolution or liquidation of the Company, subject to the right of optionees (or optionees' survivors) to exercise all their options immediately before such event, to the extent that the right to exercise such options has accrued as of the date immediately prior to such dissolution or liquidation.

        The Plan also provides that, in the event of a consolidation of the Company with, or acquisition of the Company by, another entity, or sale of all or substantially all of the assets of the Company, the Board will make appropriate provision for options granted pursuant to the Plan. The Directors will either (i) continue options granted under the Plan (if necessary substituting rights to shares of the successor entity), or (ii) require that all options granted thereunder be exercised, or (iii) terminate all options in exchange for a fair market value cash payment. If the Board should utilize either of the methods described in (ii) or (iii) above, all options granted pursuant to the Plan will be made fully exercisable irrespective of original vesting schedules.

        The stock option agreements between the Company and members of its senior management group provide that in instances where:

  (i)
  (A)    a person becomes the beneficial owner of fifty percent or more of the voting securities of the Company, or

  (B)    the Board approves a consolidation or merger of the Company whereby the shareholders of the Company would not retain fifty percent or more of the voting securities of the Company after the consolidation or merger, and

  (ii)
  (A)    a material change is made in the Plan or an option granted thereunder (except as provided in Section 16 (b) of the Plan), or

  (B)    the affected employee is, within two years, terminated for any reason other than for cause,

then all unvested options of the affected employee will become immediately exercisable.

        The Plan is administered by the Committee. Subject to the provisions of the Plan, the Committee has the authority to determine the terms under which options are granted, including the individuals to whom such options may be granted, the exercise price and number of shares subject to each option, the time or times during which all or a portion of each option may be exercised and certain other provisions. The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Board or the Committee without approval by the shareholders except to the extent that shareholder approval is required to ensure favorable tax treatment under the Code for incentive stock options or in order to ensure the qualification of the Plan under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any optionee who is adversely affected by any such changes must consent thereto in writing.

        To date, all options have been granted with exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. As of September 17, 2004, as reported by the Nasdaq National Market System, the closing price for the Common Stock was $5.29.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	5,255,442	$6.84	676,053
Equity compensation plans not approved by security holders	—	—	—
Total	5,255,442	$6.84	676,053

(1)
These plans consist of the Restated Stock Option Plan and the 2001 Non-Employee Director Stock Plan as of June 30, 2004.

FEDERAL INCOME TAX CONSIDERATIONS

        The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the Plan:

        Options granted under the Plan may be either incentive stock options, or ISOs, which satisfy the requirements of Section 422 of the Code or non-qualified stock options, or NQSOs, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

  ISOS.    No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

  Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or the amount realized on a disqualifying sale, if less) over the exercise price paid for those shares will be taxable as ordinary income to the optionee; any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

  NON-QUALIFIED OPTIONS.    No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

        The Company will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercise of a non-qualified option or the disqualifying disposition of an incentive stock option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

        The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to approve the increase in the aggregate number of shares of Common Stock available under the Plan.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE RESTATED STOCK OPTION PLAN.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

        In order to be considered for inclusion in the proxy statement distributed to shareholders prior to the Company's annual meeting in 2005, the Company must receive a shareholder proposal no later than June 13, 2005. Proposals should be delivered in writing to ImmunoGen, Inc., 128 Sidney Street, Cambridge, Massachusetts 02139. One or more shareholders who hold at least a one-tenth part in interest of the capital stock entitled to vote at the meeting and who do not wish to include their proposal in such proxy statement but who wish to present a proposal at the Company's annual meeting of shareholders in 2005, must notify the Company in writing at the above-referenced address no later than October 20, 2005. All other shareholders who wish to present a proposal at such annual meeting must notify the Company in writing at the above-referenced address no later than August 25, 2005 in order for their proposal to be considered timely for purposes of Rule 14a-4 under the Securities Exchange Act of 1934, as amended. Pursuant to Rule 14a-4, management proxies may confer discretionary authority to vote on any matters presented by a shareholder at the Meeting if the proposals are received by the Company after August 25, 2005.

        The Board does not know of any other matters that will be brought before the Meeting. If other business is properly presented for consideration at the Meeting, it is intended that the shares represented by the enclosed Proxy will be voted in accordance with the judgment of Mitchel Sayare, Ph.D. and Walter A. Blättler, Ph.D. or either of them, acting as proxies, on such matters.

        In order that your shares may be represented if you do not plan to attend the Meeting, and in order to assure the required quorum, please complete, sign, date and return your Proxy promptly.

        The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 (other than exhibits attached thereto) filed by the Company with the Commission, which provides additional information about the Company, is available to beneficial owners of the Company's Common Stock without charge upon written or oral request to the Company's Investor Relations Department at 128 Sidney Street, Cambridge, Massachusetts 02139 (tel: 617-995-2500).

By order of the Board of Directors

JONATHAN L. KRAVETZ, ESQ. Clerk
October 12, 2004

APPENDIX A

IMMUNOGEN, INC.
Charter of the Audit Committee of the Board of Directors, as amended*

*
Last amended as of September 30, 2004.

I.     Committee Composition and Meetings

        The members of the Audit Committee (the "Committee") shall, subject to appointments made as a result of resignations, removals or retirements, be appointed annually by the Board of Directors (the "Board") of ImmunoGen, Inc. (the "Company"), taking into account the recommendations made by the Corporate Governance and Nominating Committee with respect to who should serve on the Committee. The Board shall annually designate a chair of the Committee (the "Chair") from among the members of the Committee. The Committee shall consist of three or more Directors, each of whom shall satisfy all applicable stock exchange and other regulatory requirements, including the independence requirements of NASD Rule 4200, which governs companies whose securities are listed on the Nasdaq Stock Market ("Nasdaq"), as such requirements may be changed from time to time; provided that any non-independent director serving on the Audit Committee pursuant to the "exceptional and limited circumstances" exception available under Nasdaq rules may not serve on the Committee for more than two (2) years; and provided further, that such non-independent director may not be permitted to serve as Chair of the Committee. Committee members shall have (i) no material relationships with the Company and (ii) the financial knowledge, literacy and expertise and other requisite qualifications. The requirements for qualification of members of the Committee shall be determined and interpreted by the Board from time to time based upon the recommendations of the Corporate Governance and Nominating Committee.

        No Director may serve as a member of the Committee if such Director serves on the audit committee of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such Director to effectively serve on the Committee. No member of the Committee may receive directly or indirectly any consulting, advisory or other compensatory fees or other payments from the Company other than (i) annual retainer and meeting fees, which may be received in cash, common shares, stock units, deferred stock units and stock options or any other in-kind consideration ordinarily payable to non-employee Directors for serving as a Director and a chair and/or member of any committee of the Board and (ii) other regular benefits that other non-employee Directors receive for their service on the Board or a committee thereof.

        The Committee shall hold at least four regularly scheduled meetings in each calendar year in person or by conference call or by means of similar communications equipment hook-up and shall meet more frequently if circumstances warrant, including convening a meeting to cover any matters at the request of the independent auditors.

        Attendance by at least two members of the Committee either in person or by conference call or by means of similar communications equipment hook-up shall constitute a quorum for the transaction of any business that may properly come before any meeting of such Committee. The Vice President, Finance shall serve as secretary of the Committee and shall be responsible for preparing and circulating the agenda and all supporting and supplementary material for each meeting and preparing the minutes of each meeting.

II.    Function, Duties and Responsibilities

        The purpose of the Committee is to assist the Board in its oversight of (a) the accounting and financial reporting principles, policies, practices and procedures of the Company and its subsidiaries and affiliates, (b) the adequacy of the systems of internal accounting control throughout the Company and its subsidiaries, (c) the quality, integrity and transparency of the financial statements of the Company, (d) the qualifications and independence of the independent auditors, (e) the performance of the independent auditors and (f) the compliance of the Company with all legal and regulatory requirements with respect to (i) financial reporting principles, policies, practices and procedures of the Company and its subsidiaries, (ii) the financial statements of the Company and (iii) the duties and responsibilities of the Company. The independent auditors and any other registered public accounting firm engaged pursuant to paragraph (A)(1)(b) below shall report directly to the Committee. The independent auditors shall have direct and ready access to the Chair of the Committee.

        Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal control over financial reporting. Management of the Company is also responsible for maintaining appropriate accounting and financial reporting principles and policies and internal accounting controls and procedures designed to assure compliance with accounting standards and all applicable laws and regulations. The Company's independent auditors are responsible for planning and carrying out proper audits and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and any similar reporting or filing requirements and procedures, and, in connection with their audit of the Company's annual financial statements, annually auditing management's assessment of the effectiveness of internal control over financial reporting in accordance with all legal and regulatory requirements, and other procedures. In fulfilling their responsibilities, it is recognized that the members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of accountants or auditors. As such, it is not the duty or the responsibility of the Committee or any of its members to conduct any type of audit or accounting review or procedure and each member of the Audit Committee shall be entitled to reasonably rely on (i) the integrity of those persons and organizations within and outside the Company from whom the Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (in which event such occurrence shall be promptly reported to the Board).

        In assisting the Board in fulfilling its function of oversight, the Committee shall have the following duties and responsibilities:

  (A)
  With respect to the independent auditors:

  (1)
  Appoint, retain, terminate and oversee the work of (a) the independent auditors including, in each case, the resolution of disagreements between management and the independent auditors regarding financial reporting, and (b) any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing audit, review, attestation or similar services;

  (2)
  Pre-approve, or adopt appropriate procedures to pre-approve, all audit and permitted non-audit services to be provided by the independent auditors, including all auditing and non-auditing services deemed necessary or desirable to facilitate the Company's offering and issuance of securities (which may involve having such auditors participate in due diligence sessions, prepare comfort letters and agreed-upon procedures letters and provide consents in connection with any such offerings and issuances), and to consider whether the independent auditors' provision of particular non-audit services to the Company is compatible with maintaining the independence of the independent auditors;

    (3)
    Ensure that the independent auditors prepare and deliver annually the Annual Independent Auditors' Statement, as defined below (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement) and discuss with the independent auditors any relationships or services disclosed in such Statement that may impact the quality of audit services or the objectivity and independence of the independent auditors.

    (4)
    Obtain from the independent auditors in connection with any audit relating to the Company's annual audited financial statements a timely report relating to the Company's annual financial statements which describes all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and procedures related to material items that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as "management" letters or schedule of unadjusted differences;

    (5)
    Review and evaluate the qualifications, performance and independence of the lead audit partner and other key members of the audit team of the independent auditors, taking into account the opinions of management in assessing the qualifications, performance and independence of such personnel of the independent auditors;

    (6)
    Discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner of the independent auditors, and to consider whether there should be a regular rotation of the independent auditors themselves;

    (7)
    Obtain, and review and evaluate, the independent auditors' annual formal written statement (the "Annual Independent Auditors' Statement") addressing or describing at least the following: (a) the independent auditors' internal quality-control review or peer review of the independent auditors, or any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (b) all relationships between the independent auditors and the Company, including each permitted non-audit service provided to the Company and at least all of the matters set forth in Independence Standards Board Standard No. 1 and any other similar standards or other requirements applicable to such auditors;

    (8)
    Obtain, and review and evaluate, at least annually, the auditors' formal and appropriately detailed written statement of its fees billed for each of the last two fiscal years covering each of the following categories of services rendered by the independent auditors: (a) the audit of the Company's annual financial statements for those fiscal years and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for those fiscal years and any other services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (b) assurance and related services not included in clause (a) that are reasonably related to the performance of the audit or review of the Company's annual and quarterly financial statements; (c) tax compliance, tax consulting and tax planning services, in the aggregate and by each service; and (d) all other products and services provided or rendered by the independent auditors for those fiscal years, in the aggregate and by each product or service; and

    (9)
    Obtain from the independent auditors assurance that their audit was conducted in a manner consistent with Section 10A—Audit Requirements of the U.S. Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder, and any corresponding legislation or rules and regulations applicable to the Company, which sets forth certain procedures to be followed by the auditors in any audit of financial statements required under such legislation and rules and regulations.

  B.
  With respect to accounting principles, financial reporting principles, policies, practices and procedures, and internal control over financial reporting:

  (1)
  advise management and the outside auditors that they are expected to provide to the Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

  (2)
  consider any reports or communications (and management's responses thereto) submitted to the Committee by the independent auditors required by or referred to in Statement on Auditing Standards No. 61, "Communication with Audit Committees" (as codified by AU Section 380), as such Statement may be modified or supplemented, and any other similar standards or requirements, as such other standards or requirements may be modified or supplemented from time to time;

  (3)
  meet with management of the Company and the independent auditors to:

  •
  discuss the planned scope of the annual audit by the independent auditors and (a) the annual financial statements (including the notes thereto) and related financial material and the independent auditors' report and opinion to be included in the Company's Annual Report to Shareholders, Annual Report on Form 10-K, and any other similar filings with regulatory agencies, stock exchanges and other bodies as may be required, (b) the quarterly financial statements of the Company prior to their inclusion in any Quarterly Report on Form 10-Q and any similar filings to be made with any regulatory agencies, stock exchanges or other bodies, (c) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth in any report including the Company's quarterly or annual financial statements, and (d) the results of compliance with any codes, surveys, policy statements, guidelines and policies covering appropriate standards of conduct reported on to the Committee, and any substantive amendments to such policy statements, guidelines and policies brought to the attention of the Committee by management of the Company;

  •
  discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management or the independent auditors, relating to the Company's financial statements;

      •
      discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

      •
      discuss any "management" or "internal control" letters issued, or proposed to be issued, by the independent auditors to the Company;

      •
      review the form of report and opinion the independent auditors propose to render to the Board and shareholders; and

      •
      discuss, as appropriate, the following: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management of the Company and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

    (4)
    review with management and the Company's Chief Executive Officer and Chief Financial Officer as to the existence of (a) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (b) the proactive evaluations by management on a periodic basis of fraud risk assessments relating to the Company's operations and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

    (5)
    (a) discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, and discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures and (b) review and evaluate the monthly Risk Matrix prepared by management;

    (6)
    discuss with the Chief Financial Officer generally (representing a discussion of the general types of information to be disclosed) the substance of all financial earnings releases, including the transparency of such results and the financial measures included in such releases that are not in accordance with generally accepted accounting principles and earnings and related guidance provided in such releases, and the types of presentations made to the investment community;

    (7)
    establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by the Company employees of concerns regarding questionable accounting or auditing matters relating to the Company;

    (8)
    establish hiring policies for current employees or former employees of the independent auditors;

    (9)
    meet with management of the Company and/or the independent auditors to review and discuss (a) any significant matters arising from any audit or report or communication, whether raised by management or the independent auditors, relating to the Company's financial statements; (b) significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditors or management of the Company; (c) significant risks and exposures, if any, relating to the integrity of the Company's financial information and systems of internal accounting control, and the steps taken to monitor and minimize such risks and exposures; and (d) critical security and other measures implemented or to be considered relating to the integrity of the Company's financial information;

    (10)
    discuss with the Company's legal counsel any significant legal, compliance or regulatory matters that may have a material effect on the Company's financial statements, business or compliance policies, including material notices to or inquiries received from governmental or other similar agencies or bodies;

    (11)
    with respect to the systems of internal accounting control throughout the Company, review and evaluate (a) the adequacy of the quality of such systems after consultation with appropriate members of management of the Company and the independent auditors; (b) management's performance in maintaining and improving these systems and whether management is setting the appropriate control culture by communicating the importance of internal control and management of risks; and (c) recommendation made by the independent auditors relative to improvements to these systems;

    (12)
    review and evaluate the results of any special investigation undertaken by the Committee at the request of the Board;

    (13)
    review and evaluate the integrity of the Company's policies, procedures, practices and systems covering the security of company information stored, maintained and transmitted electronically or by or through any electronic device and any significant breaches in such policies, procedures, practices and systems.

  C.
  With respect to its responsibilities involving its meetings and its reporting and related matters:

  (1)
  prepare any report or other disclosures from the Committee, including any recommendations of the Committee, required by the rules of the U.S. Securities and Exchange Commission or any other applicable regulatory agency or body or stock exchange, to be included in the Company's annual proxy statement or any other reports, disclosures or filings required by the Committee with any other regulatory agencies or bodies or stock exchanges;

  (2)
  review this Charter at least annually and recommend any changes thereto to the Board;

  (3)
  report its activities to the Board on a regular basis and make such recommendations with respect to matters relating to the Committee as the Committee may deem necessary or appropriate;

  (4)
  prepare and review with the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this Charter and recommend to the Board any improvements or changes to this Charter deemed necessary or desirable by the Committee. Such performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate and may take the form of an oral report by the Chair of the Committee or any other member of the Committee designated by the Committee to make such report;

    (5)
    during its regularly scheduled meetings, and any special meetings as it deems necessary or appropriate, meet privately (in executive session) with the independent auditors; the Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors, or any advisors or experts the Committee has retained, to attend all or any part of any meeting of the Committee or to meet with any members of, or advisors or experts to, the Committee; the Committee shall also meet separately to discuss any matters that the Committee or any of these persons or firms believe should be discussed with the Committee and/or management privately; and

    (6)
    review and approve, prior to the Company's entry into any such transactions, all transactions between the Company and its executive officers, members of the Board, beneficial holders of more than 5% of the Company's securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

III.  Delegation to Subcommittee

        The Committee may, in its discretion, delegate all or a portion of its functions, duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or permitted non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee for ratification at its next scheduled meeting.

IV.    Resources and Authority of the Committee

        The Committee shall have the resources and authority appropriate to fully discharge its functions, duties and responsibilities, including the authority to select, retain, terminate and approve the fees of and other terms of retention of special or independent counsel, accountants, auditors or other experts and advisors as it deems necessary or appropriate, in connection with its functions, duties and responsibilities without seeking approval of the Board or management. The Committee shall have unrestricted access to management, employees and information it believes will be relevant in carrying out its functions, duties and responsibilities.

        The Company shall provide for appropriate funding as determined by the Committee, in its capacity as a formal committee of the Board, for payment of:

  (1)
  compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company;

  (2)
  compensation of any counsel, experts or advisors retained by the Committee; and

  (3)
  ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its functions, duties and responsibilities.

IMMUNOGEN, INC.
RESTATED STOCK OPTION PLAN
(as amended through November 9, 2004)

1.    Definitions and Purposes.

  A.
  Definitions

        Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Restated Stock Option Plan, have the following meanings:

    1.
    Administrator means the Board of Directors, unless it has delegated power to act on its behalf to a committee. (See Article 3)

    2.
    Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

    3.
    Board of Directors means the Board of Directors of the Company.

    4.
    Code means the United States Internal Revenue Code of 1986, as amended.

    5.
    Committee means the Committee to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

    6.
    Company means ImmunoGen, Inc., a Massachusetts corporation.

    7.
    Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

    8.
    Fair Market Value of a Share of Common Stock means:

    a.
    If such Shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option, or, if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option;

    b.
    If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the last sale price, if any, as reported in the National Association of Securities Dealers Automated Quotation System (NASDAQ) for the date of the grant of the Options, or if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such last sale price is reported;

    c.
    If the Shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported; and

    d.
    If the market value cannot be determined under the preceding three paragraphs, it shall be determined in good faith by the Board of Directors.

    9.
    ISO means an option meant to qualify as an incentive stock option under Code Section 422.

1

    10.
    Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

    11.
    Non-Qualified Option means an option which is not intended to qualify as an ISO.

    12.
    Option means an ISO or Non-Qualified Option granted under the Plan.

    13.
    Option Agreement means an agreement between the Company and a Participant executed and delivered pursuant to the Plan, in such form as the Administrator shall approve.

    14.
    Participant means a Key Employee, director or consultant to whom one or more Options are granted under the Plan.

    15.
    Participant's Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

    16.
    Plan means this Restated Stock Option Plan.

    17.
    Shares means shares of the common stock, $.01 par value, of the Company ("Common Stock") as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article 2 of the Plan. The shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

  B.
  Purposes of the Plan

        The Plan is intended to encourage ownership of Shares by Key Employees, non-employee directors and certain consultants of the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the issuance of ISOs and Non-Qualified Options. The Plan shall be treated as an amendment to and restatement of the Company's 1986 Incentive Stock Option Plan. As amended and restated the Plan shall apply to ISOs issued by the Company on or after the date of such amendment of the Plan, but the Plan as so amended shall apply to any ISO issued prior to such amendment if and only to the extent that the Incentive Stock Option Agreement pursuant to which such ISO was granted is amended in writing to adopt the amended terms of the Plan.

2.    Shares Subject to the Plan.

        The number of Shares subject to this Plan as to which Options may be granted from time to time shall be 8,550,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction effected after such date.

        If an Option ceases to be "outstanding," in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

2

3.    Administration of the Plan.

        The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a Committee of the Board of Directors. The Plan is intended to comply with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

    a.
    interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

    b.
    determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

    c.
    determine the number of Shares for which an Option or Options shall be granted; and

    d.
    specify the terms and conditions upon which an Option or Options may be granted; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is other than the Board of Directors.

4.    Eligibility for Participation.

        The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. Granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

5.    Terms and Conditions of Options.

        Each Option shall be set forth in an Option Agreement, duly executed by the Company and by the Participant. The Option Agreements, which may be changed in the Administrator's discretion for any particular Participant (provided that any change in the Incentive Stock Option Agreement is not inconsistent with Code Section 422), shall be subject to the following terms and conditions:

3

        Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

    a.
    The Option Agreement shall be in writing in the form approved by the Administrator, with such modifications to such form as the Administrator shall approve;

    b.
    Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the par value per share of the Shares on the date of the grant of the Option.

    c.
    Each Option Agreement shall state the number of Shares to which it pertains; and

    d.
    Each Option Agreement shall state the date on which it first is exercisable and the date after which it may no longer be exercised. Except as otherwise determined by the Administrator, each Option granted hereunder shall become cumulatively exercisable in four (4) equal annual installments of twenty-five percent (25%) each, commencing on the first anniversary date of the Option Agreement executed by the Company and the Participant with respect to such Option, and continuing on each of the next three (3) anniversary dates.

    e.
    Each Option shall terminate not more than 10 (ten) years from the date of grant thereof or at such earlier time as the Option Agreement may provide.

        ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service:

    a.
    Minimum standards: The ISO shall meet the minimum standards for Non-Qualified Options, as described above, except clauses (a), (b) and (e) thereunder.

    b.
    Option Agreement: The Option Agreement for an ISO shall be in writing in substantially the form as approved by the Administrator, with such changes to such form as the Administrator shall approve, provided any changes are not inconsistent with Code Section 422.

    c.
    Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

    i.
    Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option;

    ii.
    More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall be not less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

    d.
    Term of Option: For Participants who own:

    i.
    Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten

4

        (10) years from the date of the grant or at such earlier time as the Option Agreement may provide;

      ii.
      More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

    e.
    Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (e) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

    f.
    Limitation on Grant of ISOs: No ISOs shall be granted after the expiration of the earlier of ten (10) years from the date of the adoption of the Plan by the Company or the approval of the Plan by the shareholders of the Company.

6.    Exercise of Option and Issuance of Shares.

        An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Board of Directors of the Company, (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

        The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for paid-up, non-assessable Shares.

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        The Administrator shall have the right to accelerate the date of exercise of any installment of any Option, provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Article 18) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(e).

7.    Rights as a Shareholder.

        No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and provision for payment of the full purchase price for the Shares being purchased pursuant to such exercise.

8.    Assignability and Transferability of Options.

        By its terms, an Option granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative). Such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

9.    Effect of Termination of Service Other Than "For Cause".

        Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee or consultant) before the Participant has exercised all Options, the following rules apply:

    a.
    A Participant who ceases to be an employee or consultant of the Company or of an Affiliate (for any reason other than termination "for cause," Disability, or death for which events there are special rules in Articles 10, 11, and 12, respectively), may exercise any Option granted to him or her to the extent that the right to purchase Shares has accrued on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

    b.
    In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

    c.
    The provisions of this paragraph, and not the provisions of Article 11 or 12, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment or consultancy, provided, however, in the case of a Participant's death, the Participant's survivors may exercise the Option within six (6) months after the date of the Participant's death, but in no event after the date of expiration of the term of the Option.

    d.
    Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment or consultancy, but prior to the exercise of an Option, the Board of Directors

6

      determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then such Participant shall forthwith cease to have any right to exercise any Option.

    e.
    A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Article 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

    f.
    Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates so long as the Participant continues to be an employee or consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the pertinent Option Agreement.

10.    Effect of Termination of Service "For Cause".

        Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee or consultant) is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

    a.
    All outstanding and unexercised Options as of the date the Participant is notified his or her service is terminated "for cause" will immediately be forfeited, unless the Option Agreement provides otherwise.

    b.
    For purposes of this Article, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or nonfeasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

    c.
    "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

    d.
    Any definition in an agreement between the Participant and the Company or an Affiliate which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination shall supersede the definition in this Plan with respect to such Participant.

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11.    Effect of Termination of Service for Disability.

        Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee of or consultant to the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

    a.
    to the extent that the right to purchase Shares has accrued on the date of his Disability; and

    b.
    in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

        A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled or, if earlier, within the originally prescribed term of the Option.

        The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

12.    Effect of Death While an Employee or Consultant.

        Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant to whom an Option has been granted while the Participant is an employee or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

    a.
    to the extent exercisable but not exercised on the date of death; and

    b.
    in the case of an Option, in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of such rights based upon the number of days prior to the Participant's death and during the accrual period which next ends following the date of death.

        If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee or consultant or, if earlier, within the originally prescribed term of the Option.

13.    Termination of Directors' Option Rights.

        Except as otherwise provided in the pertinent Option Agreement, if a director who receives Options pursuant to Article 5, subparagraph (f):

    a.
    ceases to be a member of the Board of Directors of the Company for any reason other than death or Disability, any then unexercised Options granted to such Director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a

8

      member of the Board of Directors, but only to the extent of the number of shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or

    b.
    ceases to be a member of the Board of Directors of the Company by reason of his or her death or Disability, any then unexercised Options granted to such Director may be exercised by the director (or by the director's personal representative, heir or legatee, in the event of death) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.

14.    Purchase for Investment.

        Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

    a.
    The person(s) who exercise such Option shall warrant to the Company, prior to receipt of the Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

      "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement of the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

    b.
    The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

        The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

15.    Dissolution or Liquidation of the Company.

        Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the right to purchase Shares has accrued under the Plan as of the date immediately prior to such dissolution or liquidation.

9

16.    Adjustments.

        Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

    a.
    Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    b.
    Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or any similar transaction or transaction having the same effect (an "Acquisition"), the Compensation Committee of the Board of Directors of the Company, prior to consummation of such Acquisition shall, as to outstanding Options, either (i) make appropriate provisions, if necessary, for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options (A) the securities of any successor or acquiring entity, or (B) other consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised (all Options being made fully exercisable for purposes of this subsection) within one year of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (all Options being made fully exercisable for purposes of this subsection) over the exercise price thereof.

    c.
    Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

    d.
    Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustment would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

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17.    Issuances of Securities.

        Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.    Fractional Shares.

        No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof.

19.    Conversion of ISOs Into Non-qualified Options: Termination of ISOs.

        The Administrator, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISO's converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

20.    Withholding.

        Upon the exercise of a Non-Qualified Option for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 21) or the vesting of restricted Common Stock acquired on the exercise of an Option hereunder, the Company may withhold from the optionee's wages, if any, or other remuneration, or may require the optionee to pay additional federal, state, and local income tax withholding and employee contributions to employment taxes in respect of the amount that is considered compensation includible in such person's gross income. The Administrator in its discretion may condition the exercise of an Option for less than its fair market value or the vesting of restricted Common Stock acquired by exercising an Option on the grantee's payment of such additional income tax withholding and employee contributions to employment taxes.

21.    Notice to Company of Disqualifying Disposition.

        Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or (b) one year after the date the Key Employee acquired shares by exercising the ISO. If the Key Employee has died before such stock

11

is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.    Termination of the Plan.

        Except as provided in the following sentence, the Plan will terminate on November 12, 2007. The Plan may be terminated at an earlier date by vote of the stockholders of the Company provided, however, that any such earlier termination will not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

23.    Amendment of the Plan.

        The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding ISOs granted under the Plan or ISOs to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the compliance of the Plan with Rule 16b-3 under the 1934 Act, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding options granted, or options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options or requires stockholder approval in order to ensure the qualification of the Plan under Rule 16b-3 shall be subject to obtaining such stockholder approval. Any modification or amendment of the Plan shall not, without the consent of an optionee, adversely affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Administrator may amend outstanding option agreements in a manner not inconsistent with the Plan.

24.    Employment or Other Relationship.

        Nothing in this plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.    Governing Law.

        This Agreement shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

12

PROXY	IMMUNOGEN, INC.	PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS
OF IMMUNOGEN, INC. FOR THE
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 9, 2004

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 12, 2004, and does hereby appoint Mitchel Sayare, Ph.D. and Walter A. Blättler, Ph.D. ("the proxies") or either of them, the undersigned's attorneys-in-fact and proxies, with full power of substitution in each, for and in the name of the undersigned, with all the powers the undersigned would possess if personally present, hereby revoking any proxy heretofore given, to appear and represent and vote all shares of Common Stock of ImmunoGen, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the offices of the Company, 128 Sidney St., Cambridge, Massachusetts on Tuesday, November 9, 2004, at 10:00 a.m., Boston time, and at any adjournments thereof.

PLEASE FILL IN REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE

Address Change/Comments (Mark the corresponding box on the reverse side)

—FOLD AND DETACH HERE—

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED FOR ITEM 1.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
Item 1.	Election of Directors:
	01	Mitchel Sayare, Ph.D.	04	Stuart F. Feiner
	02	Walter A. Blättler, Ph.D.	05	Mark Skaletsky
	03	David W. Carter	06	Joseph J. Villafranca, Ph.D.
	FOR ALL NOMINEES LISTED ABOVE (except those crossed out) ☐		WITHHOLD AUTHORITY to vote for all nominees ☐

Item 2.	To approve the proposal to amend the Company's Restated Stock Option Plan to increase the number of shares reserved for the grant of options from 7.35 million to 8.55 million.	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

I plan to attend the meeting ☐

This proxy may be revoked in writing or any time prior to the voting thereof.

Please date and sign exactly as name appears on this card. Joint owners should each sign. Please give full title when signing as executor, administrator, trustee, attorney, guardian for a minor, etc. Signatures for corporations and partnerships should be in the corporate or firm name by a duly authorized person. Please return this proxy promptly in the enclosed envelope.

Signature
Date
Signature
Date
—FOLD AND DETACH HERE—

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/imgn		Telephone 1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR
		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

QuickLinks

PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INFORMATION ABOUT THE COMPANY'S DIRECTORS AND CURRENT EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS
STOCK PRICE PERFORMANCE GRAPH
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF AUDIT COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS
INDEPENDENT AUDITORS
ELECTION OF DIRECTORS (Notice Item 1)
AMENDMENT TO INCREASE THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE COMPANY'S RESTATED STOCK OPTION PLAN (Notice Item 2)
SUMMARY OF RESTATED STOCK OPTION PLAN
Equity Compensation Plan Information
FEDERAL INCOME TAX CONSIDERATIONS
SHAREHOLDER PROPOSALS AND OTHER MATTERS
IMMUNOGEN, INC. RESTATED STOCK OPTION PLAN (as amended through November 9, 2004)